UPDATE PHOTO Q3 2019 INVESTOR PRESENTATION November 6, 2019

Forward Looking Statements Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect Cornerstone Building Brands, Inc. (the “Company”) current expectations and/or beliefs concerning future events. The Company believes the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. Our expectations with respect to growth and estimated financial and operating performance, including cost savings and synergies, that are contained in this presentation are forward-looking statements based on management’s best estimates as of the date of this presentation. However, the forward-looking statements in this presentation are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties relating to industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; downturns in the residential new construction and repair and remodeling end markets, or the economy or the availability of consumer credit; volatility in the United States (“U.S.”) economy and abroad, generally, and in the credit markets; inability to successfully develop new products or improve existing products; the effects of manufacturing or assembly realignments; changes in laws or regulations; the effects of certain external domestic or international factors that we may not be able to control, including war, civil conflict, terrorism, natural disasters and public health issues; our ability to obtain financing on acceptable terms; recognition of goodwill or other asset impairment charges; commodity price volatility and/or limited availability of raw materials, including steel, PVC resin, glass and aluminum; retention and replacement of key personnel; increases in union organizing activity and work stoppages at our facilities or the facilities of our suppliers; our ability to employ, train and retain qualified personnel at a competitive cost; enforcement and obsolescence of our intellectual property rights; changes in foreign currency exchange rates; costs and liabilities related to compliance with environmental laws and environmental clean-ups; changes in building codes and standards; potential product liability claims, including class action claims and warranties, relating to products we manufacture; competitive activity and pricing pressure in our industry; the credit risk of our customers; the dependence on a core group of significant customers in our Windows and Siding segments; operational problems or disruptions at any of our facilities, including natural disasters; volatility of the Company’s stock price; our ability to make strategic acquisitions accretive to earnings; our ability to fully realize expected cost savings and synergies, including those identified as a result of the Ply Gem merger; significant changes in factors and assumptions used to measure certain of Ply Gem’s defined benefit plan obligations and the effect of actual investment returns on pension assets; volatility in transportation, energy and freight prices; the adoption of climate change legislation; limitations on our net operating losses, interest deductibility and payments under the tax receivable agreement; breaches of our information system security measures; damage to our major information management systems; necessary maintenance or replacements to our enterprise resource planning technologies; potential personal injury, property damage or product liability claims or other types of litigation; compliance with certain laws related to our international business operations; the effect of tariffs on steel and other imports; the cost and difficulty associated with integrating and combining the acquired businesses; potential write-downs or write-offs, restructuring and impairment or other charges required in connection with the Ply Gem merger; potential claims arising from the operations of our various businesses arising from periods prior to the dates they were acquired; substantial governance and other rights held by our sponsor investors; the effect on our common stock price caused by transactions engaged in by our sponsor investors, our directors or executives; our substantial indebtedness and our ability to incur substantially more indebtedness; limitations that our debt agreements place on our ability to engage in certain business and financial transactions; the effect of increased interest rates or downgrades of our credit ratings on our ability to service our debt. See also the “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended October 28, 2018, our Transition Report on Form 10-QT for the transition period from October 29, 2018 to December 31, 2018 and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward- looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise. 2

3Q Highlights STRENGTHEN THE CORE . Gross margin expansion through pricing discipline, synergies and cost initiatives and manufacturing efficiencies . Realized $30 million in merger synergies and cost initiatives . Net debt payment of $50 million on the ABL facility reducing net debt leverage to 5.9x . Ongoing focus on working capital improvements throughout the business . Automation and continuous improvement process EXTEND OUR REACH . Focused R&D initiatives to extend product portfolio in both commercial and residential businesses . Larger footprint with key customers GROW STRATEGICALLY . IMP – expand addressable market . Windows – expand reach in repair & remodel and retail markets . Environmental StoneWorks and the Commercial segment developing customer cross-selling opportunities 3

3Q 2019 Consolidated Highlights FISCAL THREE MONTHS AND YTD ENDED ($ in millions) 3Q PF 2018 3Q 2019 % Change YTD PF 2018 YTD PF 2019 % Change Net Sales $1,408.1 $1,285.0 (8.7%) $3,851.9 $3,661.6 (4.9%) Gross Profit $305.2 $309.8 1.5% $827.5 $818.4 (1.1%) Gross Profit Margin 21.7% 24.1% 240 bps 21.5% 22.4% 90 bps Adjusted EBITDA (2) $165.5 $180.8 9.2% $411.5 $423.0 2.8% Adjusted EBITDA Margin 11.8% 14.1% 230 bps 10.7% 11.6% 90 bps Business Segment Revenues LTM (1) Windows Siding Commercial 39% 23% 38% Note: The pro forma 3Q 2018 results reflects the estimated impact moving from a 52/53 week fiscal year-end to a four-four-five week calendar year and reflects the estimated impact of the Ply Gem, Silver Line and Environmental StoneWorks acquisitions. Certain amounts in this presentation have been subject to rounding adjustments. Accordingly, amounts shown as total may not be the arithmetic aggregation of the individual amounts that comprise or precede them. (1) Percentages represent the LTM PF 3Q19 net sales of the consolidated business segments. 4 (2) See Appendix for a reconciliation of Adjusted EBITDA and pro forma Adjusted EBITDA

3Q 2019 Consolidated Highlights Third Quarter Net Sales Performance Bridge ($ in millions) $1,600 $1,408 $1,400 9 $1,285 $1,200 132 $1,000 $800 $600 Net Sales Net $400 $200 $- 3Q 2018 PF Net Sales Volume/Demand/FX Price/Mix 3Q 2019 Net- Sales Third Quarter Adjusted EBITDA(1) Performance Bridge ($ in millions) $200 30 $181 $180 $165 $160 20 5 $140 $120 Adj. 39 Adj. $100 EBITDA EBITDA Margin Margin $80 11.8% 14.1% Adj. EBITDA Adj. $60 $40 Adj. EBITDA Margin Expansion $20 230 basis points $- 3Q 2018 PF Adj. EBITDA Volume/Demand Price/Mix, Net of Inflation Mfg. Productivity Synergies/Cost Initiatives 3Q 2019 Adj. EBITDA Note: 3Q18 pro forma results reflect combined NCI, Ply Gem, Silver Line & Environmental StoneWorks results. Figures for the Commercial segment have been recast from fiscal 3Q 2018 to a calendar 3Q 2018 period. The change in fiscal period reflects the estimated impact from moving from a 52/53 week fiscal year-end to a four-four-five week calendar year. The impact of acquisitions reflects the estimated impact of the Ply Gem, Silver Line and Environmental StoneWorks acquisitions for each period presented. 5 (1) See Appendix for a reconciliation of Adjusted EBITDA and pro forma Adjusted EBITDA

WINDOWS SEGMENT FISCAL PERIODS ENDED . 3Q 2019 net sales were lower year-over-year by $36 million or 6.6% primarily driven by lower ($ in millions) 3Q PF 2018 3Q 2019 YTD PF 2018 YTD 2019 LTM 3Q 2019 volumes, partially offset by higher pricing. Net Sales $539.9 $504.3 $1,505.4 $1,434.6 $1,906.4 . 3Q 2019 gross margins expanded by 150 basis Gross Margin $96.9 $98.3 $267.6 $258.8 $339.2 points driven primarily by pricing discipline, integration synergies and cost initiatives, partially Gross Margin % 18.0% 19.5% 17.8% 18.0% 17.8% offset by FX and lower leverage of fixed cost structure from decreased volumes. Note: 3Q18 pro forma results reflect financial results of the combined Ply Gem and Silver Line windows businesses prior to their acquisition. Such results may not reflect the actual performance had such business been acquired prior to the dates presented. 3Q 2019 END MARKET EXPOSURE New Construction 50% 50% Repair & Remodel 6

SIDING SEGMENT . 3Q 2019 net sales were relatively flat compared to FISCAL PERIODS ENDED the prior year primarily driven by lower volumes, ($ in millions) 3Q PF 2018 3Q 2019 YTD PF 2018 YTD PF 2019 LTM 3Q 2019 partially offset by the favorable impact of the inclusion of $45 million for the Environmental Net Sales $317.4 $315.8 $860.2 $856.8 $1,124.0 StoneWorks acquisition. Gross Margin $85.4 $90.6 $219.2 $226.8 $291.8 . 3Q 2019 gross margins expanded by 180 points, driven primarily by pricing discipline and cost Gross Margin % 26.9% 28.7% 25.5% 26.5% 26.0% initiatives, partially offset by lower leverage on the fixed cost structure from decreased volumes. Note: 3Q18 pro forma results reflect financial results of Ply Gem and Environmental StoneWorks prior to their acquisition. Such results may not reflect the actual performance had such business been acquired prior to the dates presented. 3Q 2019 END MARKET EXPOSURE New Construction 46% 54% Repair & Remodel 7

COMMERCIAL SEGMENT . 3Q 2019 net sales were lower year-over-year by FISCAL PERIODS ENDED $86 million or 15.6% primarily driven by lower ($ in millions) tonnage volumes and the pass through of lower 3Q PF 2018 3Q 2019 YTD PF 2018 YTD 2019 LTM 3Q 2019 material costs. 2018 benefited from the pull- Net Sales $550.7 $464.9 $1,486.3 $1,370.2 $1,898.8 forward of work into the period in advance of rising steel prices. Gross Margin $122.9 $120.9 $340.7 $332.7 $451.1 . 3Q 2019 gross margins expanded by 370 basis Gross Margin % 22.3% 26.0% 22.9% 24.3% 23.8% points primarily driven by pricing discipline, as well as procurement and supply chain optimization, partially offset by lower leverage of fixed cost Note: The pro forma results reflect the estimated impact from moving from a 52/53 week fiscal year-end to a four-four-five week calendar year. structure from decreased tonnage volumes. 3Q 2019 PRODUCT MIX Coaters Buildings 8% 23% 40% IMP 29% Components 8

VALUE CREATION THROUGH ONGOING COST INITIATIVES AND PROJECTED SYNERGIES

MERGER SYNERGIES (1)

($ in millions)


$6
$13
$17
$17
Q1
Q2
Q3
Q4 Est.
Manufacturing
Materials
SG&A

- Procurement savings on larger buying power
- Back office consolidation primarily in Windows and Corporate

COST INITIATIVES (2)

($ in millions)


$9
$14
$13
$12
Q1
Q2
Q3
Q4 Est.
Manufacturing
Materials
SG&A

- Engineering & Drafting offshoring
- Process and labor efficiencies
- Improvement with Six Sigma training across Windows, Siding and Commercial
- Transportation and logistics efficiencies

Savings of over $100 million expected to be realized by the end of 2019

CORNERSTONE BUILDING BRANDS

Note: The cost initiative and synergy figures are management's estimates as of the date hereof and are subject to risks, See "Forward Looking Statements".
(1) Merger synergies include the NCI/Ply Gem merger and the acquisitions of Atrium, Silver Line and Environmental StoneWorks.
(2) Cost initiatives include the 2x20 Ply Gem initiative and the Commercial segments $40 - $50 million cost savings initiative started in 2018.

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Balance Sheet . Cost-efficient and flexible capital structure . $691 million in aggregate revolving facilities (1) ($ in millions) . Ample liquidity . No leverage covenants or significant near- Balance Sheet and Liquidity term maturities 1Q 2019 2Q 2019 3Q 2019 . Asset Based Lending facility (“ABL”) due 2023 Total Debt $3,408 $3,401 $3,351 . Term Loan due 2025 Cash $100 $88 $105 . Senior Notes due 2026 Total Net Debt $3,308 $3,314 $3,246 . Net $50 million paid on the ABL facility during Net Debt/ LTM Adjusted EBITDA(2) 6.2x 6.2x 5.9x 3Q 2019 Liquidity(3) $566 $553 $626 (1) $611 million ABL Facility, $115 million Cash Flow Facility less $35 million in Letters of Credit and priority payables (2) See Appendix for a reconciliation of Adjusted EBITDA and pro forma Adjusted EBITDA 10 (3) Liquidity includes cash and availability under revolving credit facilities

2019 Guidance and Cash Flow Summary

Q4 and FY Adj. EBITDA Guidance

- Q4 2019 $135 - $150 million
- FY 2019 $560 - $575 million

4Q 2019 Volume Guidance

- Residential – low single digit growth
- Commercial – mid single digit contraction

Annual Guidance

- CapEx ~ $120 million
- Cash Taxes ~$83 million
  - Cash taxes in 2019 are elevated due to a $25 million final payment on the Ply Gem Tax Receivable Agreement (TRA)
- Interest Expense ~$242 million
  - Additional cash interest payments of $16 million, as a result of entering into interest rate swaps in Q2 2019
- Net $50 million paid on the ABL facility during 3Q 2019
- Net debt leverage at the end of 2019 of 5.6x – 5.7x

Cash Flow Summary

($ in millions)

	3Q 2019	YTD 2019
Adj. EBITDA[1]	$180.8	$424.7
Cash Interest Expense	(68.9)	(175.8)
Cash Taxes	(15.2)	(51.2)
Capital Expenditures	(29.1)	(86.4)
Working Capital [2] (Use)/Source	22.8	(66.5)
Other	(7.3)	(9.1)
Cash Flow Before M&A and Debt Issuances	$83.1	$35.7
M&A and Debt Issuances		
Acquisition Costs and Restructuring	(15.5)	(52.2)
Environmental StoneWorks Acquisition	-	(179.2)
ABL Borrowings	20.0	290.0
Debt Repayment	(70.0)	(132.8)
Increase (Decrease) in Cash	$17.6	($38.5)

CORNERSTONE BUILDING BRANDS

(1) See Appendix for a reconciliation of Adjusted EBITDA and pro forma Adjusted EBITDA
(2) Working Capital is defined as Inventory and Accounts Receivable less Accounts Payables

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APPENDIX

2019 Quarterly and YTD Adjusted EBITDA and Pro Forma Adjusted EBITDA Reconciliation

($ in millions)	For the three months ended March 30, 2019	For the three months ended June 29, 2019	For the three months ended September 28, 2019	YTD for the nine months ended Sept 28, 2019
Operating income (loss), GAAP	**($27.4)**	**$80.9**	**$95.6**	**$149.1**
Restructuring and impairment	3.4	7.1	5.0	15.5
Strategic development and acquisition related costs	14.1	12.1	10.5	36.7
Non cash charge of purchase price allocated to inventories	16.3	-	-	16.3
Customer inventory buybacks	0.2	0.2	0.1	0.5
Other, net	0.7	1.4	1.7	3.8
Adjusted operating income	**7.4**	**101.7**	**112.9**	**221.9**
Other income and expense, net	0.4	(0.4)	0.7	0.6
Depreciation and amortization	60.0	67.5	64.0	191.5
Share-based compensation expense	4.0	3.5	3.1	10.6
Adjusted EBITDA	**$71.7**	**$172.3**	**$180.8**	**$424.7**
Pro forma Adj. EBITDA impact for Environmental StoneWorks [1]	(1.7)	-	-	(1.7)
Pro forma Adjusted EBITDA	**$70.0**	**$172.3**	**$180.8**	**$423.0**

(1) Reflects the Adjusted EBITDA of Environment StoneWorks for the period January 1, 2019 to the acquisition date of February 20, 2019.

CORNERSTONE BUILDING BRANDS

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2018 Quarterly Adjusted EBITDA and Pro Forma Adjusted EBITDA Reconciliation ($ in millions) Fiscal Three Months Ended March 31, 2018 June 30, 2018 September 29, 2018 December 31, 2018 Operating income, GAAP $ 12.9 $ 19.0 $ 54.5 $39.6 Restructuring and impairment 1.1 0.5 (0.4) 0.8 Strategic development and acquisition related costs 0.7 1.1 3.6 11.7 Loss (gain) on disposition of business - 6.7 (1.0) - Acceleration of CEO retirement benefits 4.6 - - - Gain on insurance recovery - - (4.7) - Adjusted operating income $ 19.3 $ 27.3 $ 52.0 $ 52.0 Other income and expense 0.9 - 0.1 (0.3) Depreciation and amortization 10.4 10.4 10.2 11.4 Share-based compensation expense 2.3 2.0 1.0 2.7 Adjusted EBITDA – prior fiscal calendar $ 32.9 $ 39.7 $ 63.3 $ 65.8 Change in fiscal period (1.8) 18.1 (10.9) (16.0) Impact of acquisitions 41.1 116.1 113.1 78.8 Pro forma Adj. EBITDA – new fiscal calendar $ 72.2 $ 173.9 $ 165.5 $ 128.6 Note: The change in fiscal period reflects the estimated impact from moving from a 52/53 week fiscal year-end to a four-four-five week calendar year. 14 The impact of acquisitions reflects the estimated impact of the Ply Gem, Atrium, Silver Line and Environmental StoneWorks acquisitions for each period presented.

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CORNERSTONE™ BUILDING BRANDS

K. DARCEY MATTHEWS
Vice President, Investor Relations
E: darcey.matthews@ncigroup.com
281.897.7785
Cornerstonebuildingbrands.com